Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables

2003-D-M Initial Cut

10/10/03*

	New		Used		Total
Aggregate Principal Balance (1)	$505,526,690.19		$694,477,232.22		$1,200,003,922.41

Number of Receivables in Pool	26,950		54,821		81,771

Percent of Pool by Principal Balance	42.13%		57.87%		100.00%

Average Principal Balance	$18,757.95		$12,668.09		$14,675.18
Range of Principal Balances	($268.64 to $62,492.95)		($254.51 to $58,370.04)

Weighted Average APR (1)	14.79%		16.71%		15.90%
Range of APRs	(1.90	% to 24.95%)	(5.25	% to 29.00%)

Weighted Average Remaining Term	63		56		59
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	67		61		63
Range of Original Terms	(24 to 72 months	)	(18 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	305,843.33	0.03%	20	0.02%
2.000%-2.999%	90,762.94	0.01%	5	0.01%
3.000%-3.999%	1,081,160.32	0.09%	65	0.08%
4.000%-4.999%	22,894.26	0.00%	1	0.00%
5.000%-5.999%	665,233.36	0.06%	42	0.05%
6.000%-6.999%	1,896,661.57	0.16%	143	0.17%
7.000%-7.999%	1,796,344.95	0.15%	86	0.11%
8.000%-8.999%	7,119,101.24	0.59%	344	0.42%
9.000%-9.999%	50,855,795.18	4.24%	2,565	3.14%
10.000%-10.999%	53,268,138.85	4.44%	2,568	3.14%
11.000%-11.999%	69,480,598.44	5.79%	3,489	4.27%
12.000%-12.999%	87,548,585.20	7.30%	4,737	5.79%
13.000%-13.999%	86,362,603.47	7.20%	4,752	5.81%
14.000%-14.999%	112,754,112.67	9.40%	6,247	7.64%
15.000%-15.999%	116,792,932.14	9.73%	7,122	8.71%
16.000%-16.999%	124,529,712.63	10.38%	7,944	9.71%
17.000%-17.999%	173,932,047.10	14.49%	12,310	15.05%
18.000%-18.999%	141,847,848.82	11.82%	11,892	14.54%
19.000%-19.999%	82,123,343.25	6.84%	7,267	8.89%
20.000%-20.999%	48,551,820.64	4.05%	5,051	6.18%
21.000%-21.999%	24,867,999.79	2.07%	3,256	3.98%
22.000%-22.999%	8,601,614.36	0.72%	1,074	1.31%
23.000%-23.999%	4,072,464.14	0.34%	617	0.75%
24.000%-24.999%	1,218,459.15	0.10%	147	0.18%
25.000%-25.999%	126,231.13	0.01%	16	0.02%
26.000%-26.999%	14,563.30	0.00%	2	0.00%
27.000%-27.999%	36,660.70	0.00%	5	0.01%
28.000%-28.999%	21,316.40	0.00%	2	0.00%
29.000%-29.999%	19,073.08	0.00%	2	0.00%

TOTAL	1,200,003,922.41	100.00%	81,771	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor

2003-D-M Initial Cut

10/10/03*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	17,473,355.70	1.46%	1,220	1.49%
Arizona	24,881,675.90	2.07%	1,613	1.97%
Arkansas	9,081,044.48	0.76%	609	0.74%
California	144,720,473.39	12.06%	9,112	11.14%
Colorado	10,249,921.05	0.85%	651	0.80%
Connecticut	8,256,333.52	0.69%	651	0.80%
Delaware	6,203,705.94	0.52%	427	0.52%
District of Columbia	2,216,013.12	0.18%	139	0.17%
Florida	132,463,987.82	11.04%	8,812	10.78%
Georgia	42,263,525.95	3.52%	2,752	3.37%
Hawaii	2,172,800.68	0.18%	144	0.18%
Idaho	1,872,274.01	0.16%	131	0.16%
Illinois	45,222,623.86	3.77%	3,125	3.82%
Indiana	26,809,104.46	2.23%	1,820	2.23%
Iowa	4,965,667.43	0.41%	367	0.45%
Kansas	5,929,342.85	0.49%	422	0.52%
Kentucky	21,388,777.22	1.78%	1,490	1.82%
Louisiana	10,684,997.12	0.89%	771	0.94%
Maine	6,792,483.45	0.57%	541	0.66%
Maryland	30,902,388.41	2.58%	1,994	2.44%
Massachusetts	11,280,620.58	0.94%	841	1.03%
Michigan	30,632,685.35	2.55%	2,217	2.71%
Minnesota	7,511,475.35	0.63%	564	0.69%
Mississippi	10,966,382.43	0.91%	795	0.97%
Missouri	14,995,408.29	1.25%	1,085	1.33%
Nebraska	3,677,161.85	0.31%	274	0.34%
Nevada	8,881,000.56	0.74%	616	0.75%
New Hampshire	4,429,127.64	0.37%	329	0.40%
New Jersey	33,259,015.30	2.77%	2,390	2.92%
New Mexico	6,167,688.20	0.51%	415	0.51%
New York	58,207,473.27	4.85%	4,435	5.42%
North Carolina	32,645,376.02	2.72%	2,138	2.61%
Ohio	54,728,754.48	4.56%	4,172	5.10%
Oklahoma	12,757,305.73	1.06%	848	1.04%
Oregon	8,753,260.23	0.73%	575	0.70%
Pennsylvania	63,458,626.86	5.29%	4,712	5.76%
Rhode Island	2,571,973.82	0.21%	210	0.26%
South Carolina	9,178,233.85	0.76%	639	0.78%
Tennessee	26,906,261.44	2.24%	1,824	2.23%
Texas	152,377,699.27	12.70%	9,589	11.73%
Utah	2,026,527.42	0.17%	156	0.19%
Vermont	4,372,478.49	0.36%	316	0.39%
Virginia	34,680,650.73	2.89%	2,327	2.85%
Washington	22,841,237.00	1.90%	1,467	1.79%
West Virginia	12,293,905.72	1.02%	838	1.02%
Wisconsin	12,270,171.57	1.02%	944	1.15%
Other (3)	3,582,924.60	0.30%	264	0.32%

TOTAL	$1,200,003,922.41	100.00%	81,771	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

AmeriCredit Automobile Receivables Trust 2003-D-M

Class A-1 1.12% Asset Backed Notes

Class A-2 1.44% Asset Backed Notes

Class A-3A 2.14% Asset Backed Notes

Class A-3B Floating Rate Asset Backed Notes

Class A-4 2.84% Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2003-D-M, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SENSUB Corp., as Seller, and Systems & Services Technologies, Inc., as Backup Servicer and JPMorgan Chase Bank as Trust Collateral Agent, dated as of October 10, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:
Monthly Period Ending:
Prev. Distribution/Close Date:
Distribution Date:
Days of Interest for Period:
Days in Collection Period:
Months Seasoned:

I.	MONTHLY PERIOD NOTE BALANCE CALCULATION:			Class A-1	Class A-2	Class A-3-A	Class A-3-B	Class A-4	TOTAL

{1}	Original Note Balance		{1}

{2}	Preliminary End of period Note Balance		{2}

{3}	Deficiency Claim Amount		{3}

{4}	End of period Note Balance		{4}

{5}	Note Pool Factors {4} / {1}		{5}

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance							{6}

{7}	Priority First - Deficiency Claim Amount from preliminary certificate							{7}

{8}	End of period Spread Account balance							{8}

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

								Cumulative	Monthly
{9}	Original Number of Receivables						{9}
{10}	Beginning of period number of Receivables						{10}
{11}	Number of Subsequent Receivables Purchased						{11}
{12}	Number of Receivables becoming Liquidated Receivables during period						{12}
{13}	Number of Receivables becoming Purchased Receivables during period						{13}
{14}	Number of Receivables paid off during period						{14}
{15}	End of period number of Receivables						{15}

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

							Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables					{16}
{17}	Weighted Average Remaining Term of the Receivables					{17}
{18}	Weighted Average Original Term of Receivables					{18}
{19}	Average Receivable Balance					{19}
{20}	Aggregate Realized Losses					{20}

V.	DELINQUENCY:
	Receivables with Scheduled Payment delinquent						Units	Dollars	Percentage
	{21}	31-60 days				{21}
	{22}	61-90 days				{22}
	{23}	over 90 days				{23}
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period				{24}

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VI.	PERFORMANCE TESTS:

Delinquency Ratio
	{25}	Receivables and Purchased Receivables with Scheduled Payment delinquent more than 60 days ({22} + {23})	{25}

	{26}	Beginning of period Principal Balance	{26}

	{27}	Delinquency Ratio {25} divided by {26}	{27}

	{28}	Previous Monthly Period Delinquency Ratio	{28}

	{29}	Second previous Monthly Period Delinquency Ratio	{29}

	{30}	Average Delinquency Ratio ({27} + {28} + {29}) / 3	{30}

	{31}	Compliance (Delinquency Test Failure is a Delinqunecy Ratio equal to or greater than 4.25%.)	{31}

Cumulative Default Rate
	{32}	Defaulted Receivables in Current Period	{32}

	{33}	Cumulative Defaulted Receivables from last month	{33}

	{34}	Cumulative Defaulted Receivables {32} + {33}	{34}

	{35}	Original Pool Balance	{35}

	{36}	Cumulative Default Rate {34} divided by {35}	{36}

	{37}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 3.53%.)	{37}

Cumulative Net Loss Rate
	{38}	Receivables becoming Liquidated Receivables during period	{38}

	{39}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{39}

	{40}	Liquidation Proceeds collected during period	{40}

	{41}	Net Losses during period {38} + {39} + {40}	{41}

	{42}	Net Losses since Initial Cut-off Date (Beginning of Period)	{42}

	{43}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({41} + {42}) / {45}	{43}

	{44}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period	{44}

	{45}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{45}

	{46}	Cumulative Net Loss Rate ({41} + {42} + {44}) / {45}	{46}

	{47}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 2.13%.)	{47}

Extension Rate
	{48}	Principal Balance of Receivables extended during current period	{48}

	{49}	Beginning of Period Aggregate Principal Balance	{49}

	{50}	Extension Rate {48} divided by {49}	{50}

	{51}	Previous Monthly Extension Rate	{51}

	{52}	Second previous Monthly Extension Rate	{52}

	{53}	Average Extension Rate ({50} +{51} +{52}) / 3	{53}

	{54}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4%.)	{54}

By:
Name:
Title:
Date:

2

AmeriCredit Automobile Receivables Trust 2003-D-M

Class A-1 1.12% Asset Backed Notes

Class A-2 1.44% Asset Backed Notes

Class A-3A 2.14% Asset Backed Notes

Class A-3B Floating Rate Asset Backed Notes

Class A-4 2.84% Asset Backed Notes

Preliminary Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2003-D-M, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SENSUB Corp., as Seller, and Systems & Services Technologies, Inc., as Backup Servicer and JPMorgan Chase Bank as Trust Collateral Agent, dated as of October 10, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: Monthly Period Ending: Prev. Distribution/Close Date: Distribution Date: Days of Interest for Period: Days in Collection Period: Months Seasoned:	Purchases	Units	Cut-off Date	Closing Date	Original Pool Balance

Initial Purchase
Sub. Purchase #1
Sub. Purchase #2

Total

I.		MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

	{1}	Beginning of period Aggregate Principal Balance			{1}

	{2}	Purchase of Subsequent Receivables			{2}

Monthly Principal Amounts
		{3}	Collections on Receivables outstanding at end of period	{3}

		{4}	Collections on Receivables paid off during period	{4}

		{5}	Receivables becoming Liquidated Receivables during period	{5}

		{6}	Receivables becoming Purchased Receivables during period	{6}

		{7}	Other Receivables adjustments	{7}

		{8}	Less amounts allocable to Interest	{8}

		{9}	Total Monthly Principal Amounts		{9}

	{10}	End of period Aggregate Principal Balance			{10}

	{11}	Pool Factor ( {10} / Original Pool Balance)			{11}

II.		MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3-A	Class A-3-B	Class A-4	TOTAL
{12}	Original Note Balance	{12}

{13}	Beginning of period Note Balance	{13}

{14}	Noteholders’ Principal Distributable Amount	{14}
{15}	Noteholders’ Accelerated Principal Amount	{15}
{16}	Accelerated Payment Amount Shortfall	{16}
{17}	Deficiency Claim Amount	{17}

{18}	End of period Note Balance	{18}

{19}	Note Pool Factors ({18}/{12})	{19}

1

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{20}	Beginning of period Pre-Funding Account balance	{20}

{21}	Purchase of Subsequent Receivables	{21}	__________

{22}	Investment Earnings	{22}

{23}	Investment Earnings Transfer to Collections Account	{23}

{24}	Payment of Mandatory Prepayment Amount	{24}

{25}	Total Month Activity	{25}	__________

{26}	End of period Pre-Funding Account balance	{26}

IV.	OVERCOLLATERALIZATION AMOUNT CALCULATION
{28}	Current Distribution Date Before October 2005?

{29}	If {36} is Yes, then Overcollateralization Amount 16.5%

{30}	If {36} is No, then refer to the following table
OC Amount	3mo Avg Delinquency Ratio	Cumulative Net Loss Ratio	Default Ratio	3mo Avg Extension Ratio

{31}	Overcollateralization Amount per Table if applicable

{32}	Overcollateralization Amount

V.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{27}	Total Monthly Principal Amounts	{27}

{28}	Required Pro-forma Note Balance	{28}

{29}	Pro Forma Note Balance ({13} - {9})	{29}

{30}	Step-down Amount (Max of 0 or ({28} - {29}))	{30}

{31}	Principal Distributable Amount ({27} - {30})	{31}

VI.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{32}	Beginning of period Capitalized Interest Account balance	{32}

{33}	Monthly Capitalized Interest Amount	{33}

{34}	Investment Earnings	{34}

{35}	Investment Earnings Transfer to Collections Account	{35}

{36}	Payment of Overfunded Capitalized Interest Amount	{36}

{37}	Payment of Remaining Capitalized Interest Account	{37}

{38}	Total Monthly Activity	{38}

{39}	End of period Capitalized Interest Account balance	{39}

VII.	RECONCILIATION OF COLLECTION ACCOUNT:
Available Funds:
{40}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{40}

{41}	Liquidation Proceeds collected during period	{41}

{42}	Purchase Amounts deposited in Collection	{42}

{43}	Investment Earnings - Collection Account	{43}

{44}	Investment Earnings - Transfer From Prefunding Account	{44}

{45}	Investment Earnings - Transfer From Capitalized Interest Account	{45}

{46}	Collection of Supplemental Servicing - Extension Fees	{46}

{47}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced	{47}

{48}	Collection of Supplemental Servicing - Late Fees	{48}

{49}	Monthly Capitalized Interest Amount	{49}

{50}	Mandatory Note Prepayment Amount	{50}

{51}	Proceeds from Swap Agreement	{51}

{52}	Total Available Funds	{52}

Distributions:
{53}	Swap Payments to Swap Provider	{53}

{54}	Base Servicing Fee - to Servicer	{54}

{55}	Repo and Recovery Fees - reimbursed to Servicer	{55}

{56}	Bank Service Charges - reimbursed to Servicer	{56}

{57}	Late Fees - to Servicer	{57}

{58}	Agent fees - to Trustee	{58}

Noteholders’ Interest Distributable Amount
Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest

{59}	Class A - 1	1.12000%	Actual days/360	{59}

{60}	Class A - 2	1.44000%	30/360	{60}

{61}	Class A - 3-A	2.14000%	30/360	{61}

{62}	Class A - 3-B	Libor + .22%	Actual days/360	{62}

{63}	Class A - 4	2.84000%	30/360	{63}

Noteholders’ Principal Distributable Amount
Class	Principal Distributable	Principal Carryover	Excess Principal Due	Mandatory Note Prepayment	Total Principal

{64}	Class A - 1	{64}

{65}	Class A - 2	{65}

{66}	Class A - 3-A	{66}

{67}	Class A - 3-B	{67}

{68}	Class A - 4	{68}

{69}	Security Insurer Premiums - to MBIA	{69}

{70}	Total distributions	{70}

{71}	Excess Available Funds (or Deficiency Claim Amount )	{71}

{72}	Deposit to Spread Account to Increase to Required Level	{72}

{73}	Noteholders’ Accelerated Principal Amount	{73}

{74}	Swap Termination Payments to Swap Provider	{74}

{75}	Additional Amounts owed to Insurer not already paid in {75} above	{75}

{76}	Deposit to Spread Account	{76}

2

VIlI.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{77}	Excess Available Funds ({71})				{77}

{78}	Pro Forma Note Balance ({13} - {9})				{78}

{79}	Required Pro-forma Note Balance				{79}

{80}	Excess of Pro Forma Balance over Required Balance ({78} - {79})				{80}

{81}	End of Period Class A-1 Note Balance (before accel. payments)				{81}

{82}	Lesser of {80} or {81}				{82}

{83}	Accelerated Principal Amount (lesser of {77} or {82})				{83}

IX.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{84}	Pro Forma Note Balance ({13} - {9})				{84}

{85}	Required Pro-forma Note Balance				{85}

{86}	Excess of Pro Forma Balance over Required Balance ({84}—{85})				{86}

{87}	End of Period Class A-1 Note Balance				{87}

{88}	Greater of {86} or {87}				{88}

{89}	Excess Available Funds ({71})				{89}

{90}	Investment Earnings on Collection Account ({43})				{90}

{91}	Accelerated Payment Amount Shortfall ({88} - {89} + {90})				{91}

X.	RECONCILIATION OF SPREAD ACCOUNT:
			Initial	Sub #1	Sub# 2	Total

{92}	Initial or Subsequent Spread Account Deposits

{93}	Beginning of period Spread Account balance				{93}

Additions to Spread Account
	{94}	Deposits from Collections Account ({72})			{94}

	{95}	Investment Earnings			{95}

	{96}	Deposits Related to Subsequent Receivables Purchases			{96}

	{97}	Total Additions			{97}

{98}	Spread Account balance available for withdrawals				{98}

Requisite Amount of Spread Account
	{99}	Outstanding Pool Balance times 2.0%			{99}

	{100}	Initial Pool Balance times 2.0%			{100}

	{101}	If Level I Trigger exists then greater of 6.0% of Outstanding Pool Balance and 4.0% of Original Pool Balance			{101}

	{102}	If Level II Trigger exists then 100% of Aggregate Ending Balance (as specified by MBIA)			{102}

	{103}	Requisite Amount of Spread Account (If no Level I nor Level II trigger exist, greater of {99} and {100} )			{103}

Withdrawals from Spread Account
	{104}	Deficiency Claim Amount			{104}

	{105}	Any Amounts owed to the Trust Collateral Agent not paid from Collection Account Accelerated Payment Amount Shortfall =			{105}

	{106}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount			{106}

	{107}	Costs of Security Interest Perfections in the event of an Insurance Agreement Default			{107}

	{108}	Any Amounts owed to the Swap Provider not paid from Collection Account			{108}

	{109}	Release to Servicer			{109}

	{110}	Total withdrawals			{110}

{111}	End of period Spread Account balance				{111}

XI.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{112}	Aggregate Principal Balance			{112}

	{113}	End of period Note Balance			{113}

	{114}	Line {112} less line {113} (During Funding Period amount equal to zero)			{114}

	{115}	OC level {114} / {112}			{115}

	{116}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({111}/{112})			{116}

	{117}	OC Percentage ({115} + {116})			{117}

By:
Name:
Title:
Date:

3